UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 17, 2007
INVACARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

OHIO	001-15103	95-2680965

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036

(Address of Principal Executive Offices)
(440) 329-6000

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
On January 17, 2007, Invacare Corporation issued a press release providing financial guidance for fiscal years 2006 and 2007, announcing additional cost reduction actions and providing an update on debt recapitalization and other developments. The press release is furnished herewith as Exhibit 99.1.

The attached press release contains non-GAAP financial measures. In the press release, the Company has provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure.
Item 7.01.  Regulation FD Disclosure.
The information provided under Item 2.02 is incorporated herein by reference and furnished under this Item 7.01.
Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated January 17, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invacare Corporation

	By:	/s/ Gregory C. Thompson

Gregory C. Thompson Chief Financial Officer
Date: January 17, 2007